UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: February 25, 2010
(Date of earliest event reported: February 25, 2010)

Revlon, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-11178	13-3662955
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
237 Park Avenue New York, New York	10017
(Address of Principal Executive Offices)	(Zip Code)

(212) 527-4000
(Registrant’s telephone number, including area code)

None
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure.

I.  Launch of Credit Agreement Refinancing

The purpose of this Current Report on Form 8-K is to disclose for purposes of Regulation FD certain information which will be provided to prospective lenders in connection with the previously disclosed meeting that Revlon Consumer Products Corporation (‘‘RCPC’’), the wholly owned operating subsidiary of Revlon, Inc. (‘‘Revlon’’ and, together with RCPC the ‘‘Company’’), will have on February 25, 2010 relating to a possible refinancing of RCPC's existing credit facilities.

As referred to in the Company's Current Report on Form 8-K filed with the SEC on February 24, 2010, RCPC is making a presentation (the "Presentation") on February 25, 2010 at approximately 2:30 p.m. New York time to a group of potential lenders in connection with the launch of a possible refinancing of RCPC's existing 2006 bank term loan facility and asset-based revolving credit facility.  As part of the Company's strategy to continue to improve its capital structure, the refinancing would, among other things, extend the maturity of these credit facilities, which are RCPC's next debt maturities, due on January 15, 2012.

Among other things, the possible refinancing could include replacing RCPC's 2006 term loan facility, with $815 million outstanding at December 31, 2009, with a new approximately $800 million, 7-year term loan facility.

The possible refinancing could also include replacing RCPC's 2006 revolving credit facility, with nil outstanding borrowings at December 31, 2009, with a new approximately $140 million, 4-year asset-based, multi-currency revolving credit facility.

While the Company expects to complete the refinancing in early-to mid-March 2010, there can be no assurances that the possible refinancing will be finalized and closed.

RCPC was in compliance with all applicable covenants under its existing 2006 bank credit agreements as of December 31, 2009 and the date of this filing.

II.  Information Provided to Prospective Lenders

In addition to publicly available information regarding the Company, the Presentation to the prospective lenders will include the following: (i) a Preliminary Transaction Overview; (ii)  Sources and Uses and Pro Forma Capitalization; (iii) Summary of Indicative Terms: New Term Loan Facility; and (iv)  Summary of Indicative Terms: New Asset-Based Revolving Credit Facility.  Such portions of the Presentation (which for purposes of Regulation FD the Company is disclosing to the public in this Current Report on Form 8-K) are attached to this Form 8-K as Exhibit 99.1 and are incorporated by reference into this Item 7.01.

The Preliminary Transaction Overview and Sources and Uses and Pro Forma Capitalization portions of the Presentation include references to Revlon, Inc.'s Adjusted EBITDA, excluding restructuring and other.   Adjusted EBITDA, excluding restructuring and other, is a non-GAAP financial measure that is reconciled to net income, its most directly comparable GAAP measure, in Exhibit 99.2 attached to this Form 8-K, which is incorporated by reference into this Item 7.01. Adjusted EBITDA is defined as income/(loss) from continuing operations before interest, taxes, depreciation, amortization, gains/losses on foreign currency transactions, gains/losses on the early extinguishment or repurchase of debt and miscellaneous expenses. In calculating Adjusted EBITDA, excluding restructuring and other, the Company excludes the effects of restructuring actions, gains/losses on foreign currency transactions, gains/losses on the early extinguishment or repurchase of debt, results of and gains/losses on discontinued operations and miscellaneous expenses because the Company's management believes that some of these items may not occur in certain periods, the amounts recognized can vary significantly from period to period and these items do not facilitate an understanding of the Company's operating performance. The Company's management utilizes Adjusted EBITDA, excluding restructuring and other, as an operating performance measure in conjunction with GAAP measures, such as net income and gross margin calculated in accordance with GAAP. The Company's management uses Adjusted EBITDA, excluding restructuring and other, as an integral part of its reporting and planning processes and as one of the primary measures to, among other things -- (i) monitor and evaluate the performance of the Company's business operations; (ii) facilitate management's internal comparisons of the Company's historical operating performance of its business operations; (iii) facilitate management's external comparisons of the results of its overall business to the historical operating performance of other companies that may have different capital structures and debt levels; (iv) review and assess the operating performance of the Company's management team and as a measure in evaluating employee compensation and bonuses; (v) analyze and evaluate financial and strategic planning decisions regarding future operating investments; and (vi) plan for and prepare future annual operating budgets and determine appropriate levels of operating investments.  The Company's management believes that Adjusted EBITDA, excluding restructuring and other, is useful to investors to provide them with disclosures of the Company's operating results on the same basis as that used by the Company's management. Additionally, the Company's management believes that Adjusted EBITDA, excluding restructuring and other, provides useful information to investors about the performance of the Company's overall business because such measure eliminates the effects of unusual or other infrequent charges that are not directly attributable to the Company's underlying operating performance. Additionally, the Company's management believes that because it has historically provided Adjusted EBITDA, and identified restructuring and other in previous presentations, that including such non-GAAP measure in the Presentation and this Form 8-K provides consistency in its financial reporting and continuity to investors for comparability purposes. Accordingly, the Company believes that the presentation of Adjusted EBITDA, excluding restructuring and other, when used in conjunction with GAAP financial measures, is a useful financial analysis tool, used by the Company's management as described above that can assist investors in assessing the Company's financial condition, operating performance and underlying strength. Adjusted

EBITDA, excluding restructuring and other, should not be considered in isolation or as a substitute for net income/(loss) prepared in accordance with GAAP. Other companies may define EBITDA differently. Also, while EBITDA is defined differently than Adjusted EBITDA, excluding restructuring and other, for the Company's credit agreement, certain financial covenants in its borrowing arrangements are tied to similar measures. Adjusted EBITDA, excluding restructuring and other, as well as the other information in this Form 8-K, should be read in conjunction with the Company's financial statements and footnotes contained in the documents that the Company files with the SEC.

The pro forma adjustments reflected in Exhibit 99.1 are based upon available information and certain assumptions that the Company's management believes are reasonable. The pro forma capitalization and financial ratio information is for informational purposes only, does not purport to represent results of operations or the financial position that actually would have occurred had such transactions been consummated previously and has not been prepared in accordance with Regulation S-X. The pro forma information does not purport to project the results of operations for any future period.

In accordance with General Instruction B.2 to the Form 8-K, the information under this Item 7.01 shall be deemed to be "furnished" to the SEC and not be deemed to be "filed" with the SEC for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Forward-Looking Statements

Statements made in this Form 8-K, which are not historical facts, including statements about the Company's plans, strategies, focus, beliefs and expectations, are forward-looking and subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements speak only as of the date they are made and, except for the Company's ongoing obligations under the U.S. federal securities laws, the Company undertakes no obligation to publicly update any forward-looking statement, whether to reflect actual results of operations; changes in financial condition; changes in general U.S. or international economic, industry or cosmetics category conditions; changes in estimates, expectations or assumptions; or other circumstances, conditions, developments or events arising after the filing of this Form 8-K. Such forward-looking statements include, without limitation, the Company's beliefs, expectations, focus and/or plans about future events, including those regarding a possible refinancing of RCPC's existing 2006 bank term loan facility and asset-based revolving credit facility, as part of the Company's strategy to continue to improve its capital structure, and the terms, conditions and expected timing of any such refinancing.  Actual results may differ materially from such forward-looking statements for a number of reasons, including those set forth in our filings with the SEC, including, without limitation, our 2008 Annual Report on Form 10-K filed with the SEC in February 2009, our 2009 Annual Report on Form 10-K that we expect to file with the SEC in February 2010 and our Quarterly Reports on Form 10-Q and Current Reports on Form 8-K that we have filed or will file with the SEC during 2009 and 2010 (which may be viewed on the SEC's website at http://www.sec.gov or on Revlon, Inc.'s website at http://www.revloninc.com), as well as reasons including difficulties, delays, unanticipated costs or RCPC's inability to refinance its 2006 bank credit facilities, in whole or in part, or changes in the terms, conditions and/or timing of any such refinancing. Factors other than those listed above could also cause the Company’s results to differ materially from expected results. Additionally, the business and financial materials and any other statement or disclosure on, or made available through, the Company’s websites or other websites referenced herein shall not be incorporated by reference into this Form 8-K.

Item 9.01.  Financial Statements and Exhibits.

(d)       Exhibits

Exhibit No.	Description

99.1	Presentation Excerpts
99.2	Reconciliation Information

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REVLON, INC.

	By:	/s/ Robert K. Kretzman
Robert K. Kretzman
Executive Vice President, Human
Resources, Chief Legal Officer and General
Counsel
Date: February 25, 2010

EXHIBIT INDEX

Exhibit No.	Description

99.1	Presentation Excerpts
99.2	Reconciliation Information

5